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                                                                    Exhibit 10.2

                             EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement") is entered into by and between BSST, LLC, a Delaware limited liability company (the "Company"), and Dr. Lon E. Bell (the "Employee") as of the ____ day of _______________. [to be entered upon exercise of Amerigon stock option]

I.   EMPLOYMENT.
     ----------

     The Company hereby employs Employee and Employee hereby accepts such employment, upon the terms and conditions hereinafter set forth, from ____ ___, ____, to and including ____ ___, ____ [for a one year term] (the "Stated Term"). This Agreement is subject to renewal only as set forth in Section VI below.

II.  DUTIES.
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     A.   Employee shall serve during the course of his employment as President and Chief Executive Officer of the Company, and shall have such duties and responsibilities as the Board of Directors of the Company shall determine from time to time.

     B. Employee agrees to devote substantially all of his time, energy and ability to the business of the Company. Nothing herein shall prevent Employee, upon approval of the Board of Directors of the Company and which approval shall not be unreasonably withheld, from serving as a director or trustee of other corporations or businesses which are not in competition with the business of the Company or in competition with any affiliate of the Company. Nothing herein shall prevent Employee from investing in real estate for his own account or from becoming a partner or a stockholder in any corporation, partnership or other venture not in competition with the business of the Company or in competition with any affiliate of the Company.

     C. For the term of this Agreement, Employee shall report to the Board of Directors of the Company or its designee.

III. COMPENSATION.
     ------------

     A. The Company will pay to Employee a base salary at the rate of $180,000 per year. Such salary shall be earned monthly and shall be payable in periodic installments no less frequently than monthly in accordance with the Company's customary practices. Amounts payable shall be reduced by standard withholding and other authorized deductions. The Company will review Employee's salary at least annually.

     B.   Incentive, Savings and Retirement Plans. Employee shall be entitled
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to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other executives of the Company; provided, however, that Employee has elected to not participate in any cash
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bonus or incentive program.
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     C.   Welfare Benefit Plans. Employee and/or his family, as the case may
          ---------------------
be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs (including, but not limited to, disability insurance) provided by the Company to the extent applicable generally to other executives of the Company.

     D.   Expenses.  Employee shall be entitled to receive prompt reimbursement
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for all reasonable employment expenses incurred by him in accordance with the policies, practices and procedures as in effect generally with respect to other executives of the Company.

     E.   Fringe Benefits.  Employee shall be entitled to fringe benefits in
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accordance with the plans, practices, programs and policies as in effect generally with respect to other executives of the Company.

     F.   Vacation.  Employee shall be entitled to paid vacation in accordance
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with the plans, policies, programs and practices as in effect generally with respect to other executives of the Company.

     G.   Changes.  The Company reserves the right to modify, suspend or
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discontinue any and all of the above plans, practices, policies and programs described in paragraphs B through F above at any time without recourse by Employee so long as such action is taken generally with respect to other similarly situated executives and does not single out Employee.

     H.   Option.  Employee shall be granted, upon the initial execution of this
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Agreement, an option for 58,824 Class A Common Units of the Company which shall vest and be exercisable upon achievement of Milestones (as defined in the Company's Amended and Restated Operating Agreement as in effect on the date hereof).

IV.  TERMINATION.
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     A.   Termination Events.
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          1.  Death or Disability.  Employee's employment shall terminate
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     automatically upon Employee's death. If the Company determines in good faith that the Disability of Employee has occurred (pursuant to the definition of Disability set forth below), it may give to Employee written notice in accordance with Section XVIII of its intention to terminate Employee's employment. In such event, Employee's employment with the Company shall terminate effective on the 90th day after receipt of such notice by Employee, provided that, within such period, Employee shall not have returned to full-time performance of his duties. For purposes of this Agreement, "Disability" shall mean a physical or mental impairment that renders Employee unable to perform the essential functions of his position, even with reasonable accommodation that does not impose an undue hardship on the Company. The Company reserves the right, in good faith, to make the determination of disability under this Agreement based upon information supplied by Employee and/or his medical personnel, as well as information from medical personnel (or others) selected by the Company or its insurers.


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          2.  Cause.  The Company may terminate Employee's employment for Cause.
              -----
     For purposes of this Agreement, "Cause" shall mean that the Company, acting in good faith based upon the information then known to the Company, determines that Employee has engaged in or committed: willful misconduct; theft, fraud or other illegal conduct; documented refusal or unwillingness to perform his duties after written notice thereof; sexual harassment; insubordination; any willful act that is likely to and which does in fact have the effect of injuring the reputation, business, or a business relationship of the Company; violation of any fiduciary duty to the Company; violation of any duty of loyalty to the Company; and breach of any term of this Agreement after written notice thereof and failure to cure within 30 days.

          3.  Other than Cause or Death or Disability.  The Company may
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     terminate Employee's employment at any time, with or without cause, upon 90 days' written notice. The Employee may terminate his employment at any time with Good Reason.

     B.   Obligations of the Company Upon Termination.
          -------------------------------------------

          1.  Death or Disability.  If Employee's employment is terminated by
              -------------------
     reason of Employee's Death or Disability, this Agreement shall terminate without further obligations to Employee or his legal representatives under this Agreement, other than for (a) payment of the sum of (i) Employee's annual base salary through the date of termination to the extent not theretofore paid and (ii) any compensation previously deferred by Employee (together with any accrued interest or earnings thereon) and any accrued vacation pay in each case to the extent not theretofore paid (the sum of the amounts described in clauses (i) and (ii) shall be hereinafter referred to as the "Accrued Obligations"), which shall be paid to Employee or his estate or beneficiary, as applicable, in a lump sum in cash upon termination; (b) payment to Employee or his estate or beneficiary, as applicable, any amounts due pursuant to the terms of any applicable welfare benefit plans and (c) continued participation in the Company's group health plan(s) at the same benefit level at which he and his covered dependent(s) participated immediately before the termination of his employment for a period of nine months after such termination.

          2.  Cause.  If Employee's employment is terminated by the Company for
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     Cause, this Agreement shall terminate without further obligations to
     Employee other than for the timely payment of Accrued Obligations. If it is subsequently determined that the Company did not have Cause for termination under this Section IV(B)(2), then the Company's decision to terminate shall be deemed to have been made under Section IV(B)(3) and the amounts payable thereunder shall be the only amounts Employee may receive for his termination.

          3.  Other than Cause or Death or Disability.  If the Company
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     terminates Employee's employment for other than Cause or Death or
     Disability, or Employee terminates his employment for Good Reason, this Agreement shall terminate without further obligations to Employee other than (a) the timely payment of Accrued Obligations and (b) payment to Employee of a lump sum of nine months' salary, less

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     standard withholdings and other authorized deductions. As used herein,
     "Good Reason" shall mean (i) a reduction in Employee's base salary (other than as part of a broad salary reduction program instituted because the Company is in financial distress), or (ii) the elimination or reduction of Employee's eligibility to participate in the Company's benefit programs that is inconsistent with the eligibility of other employees of the Company to participate therein, or (iii) the placement of the Employee into a non-executive position due to an act of the Company, excluding for this purpose any isolated action not taken in bad faith and which is remedied by the Company within 30 days of receipt of written notice from Employee.

     C.   Exclusive Remedy. Employee agrees that the payments contemplated by
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this Agreement shall constitute the exclusive and sole remedy for any termination of his employment and Employee covenants not to assert or pursue any other remedies, at law or in equity, with respect to any termination of employment.

V.   ARBITRATION.
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     Any controversy or claim arising out of or relating to this Agreement, its enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of its provisions, or otherwise arising out of Employee's employment with or separation from the Company, including any claims for discrimination, sexual or other unlawful harassment, retaliation, breach of public policy, torts or the violation of any federal, state or local law, regulation or ordinance or the common law, shall be submitted to final and binding arbitration, to be held in Los Angeles County, California in accordance with California Civil Procedure Code (S)(S) 1282-1284.2. In such arbitration, the arbitrator shall issue a written opinion describing the essential findings and conclusions upon which an award is based. Employee hereby represents that he understands that in exchange for the benefits of a speedy, economical and impartial dispute resolution procedure of arbitration, the Company and the Employee are foregoing their rights to resolution of disputes in a court of law by judge or jury. In the event either party institutes arbitration under this Agreement, the party prevailing in any such litigation shall be entitled to all relief permitted by law.

VI.  RENEWAL.
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     This Agreement shall be automatically renewed for one additional year on the annual anniversary of the expiration of the Stated Term, unless one party or the other gives notice, in writing, at least 30 days prior to the expiration of this Agreement (or any renewal), of their desire to terminate the Agreement or modify its terms.

VII. ANTISOLICITATION.
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     Employee promises and agrees that during the term of this Agreement or renewal in accordance with Section VI above, he will not influence or attempt to influence customers of the Company or any of its subsidiaries or affiliates, either directly or indirectly, to divert their business to any individual, partnership, firm, corporation or other entity then in competition with the business of the Company, or any subsidiary or affiliate of the Company.



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VIII.  JOINING OTHER EMPLOYEES.
       -----------------------

       Employee promises and agrees that he will not, for a period of one year following termination of his employment or the expiration of this Agreement or renewal in accordance with Section VI above, enter into business, work with, employ, hire or retain any of the Company employees who earned annually $50,000 or more as a Company employee during the last six months of his or her own employment to work for any business, individual, partnership, firm, corporation, or other entity then in competition with the business of the Company or any subsidiary or affiliate of the Company.

IX.  CONFIDENTIAL INFORMATION.
     ------------------------

     A. Employee, in the performance of Employee's duties on behalf of the Company, shall have access to, receive and be entrusted with confidential information, including but in no way limited to development, marketing, organizational, financial, management, administrative, production, distribution and sales information, data, specifications and processes presently owned or at any time in the future developed, by the Company or its agents or consultants, or used presently or at any time in the future in the course of its business that is not otherwise part of the public domain (collectively, the "Confidential Material"). All such Confidential Material is considered secret and will be available to Employee in confidence. Except in the performance of duties on behalf of the Company, Employee shall not, directly or indirectly for any reason whatsoever, disclose or use any such Confidential Material, unless such Confidential Material ceases (through no fault of Employee's) to be confidential because it has become part of the public domain. All records, files, drawings, documents, equipment and other tangible items, wherever located, relating in any way to the Confidential Material or otherwise to the Company's business, which Employee prepares, uses or encounters, shall be and remain the Company's sole and exclusive property and shall be included in the Confidential Material. Upon termination of this Agreement by any means, or whenever requested by the Company, Employee shall promptly deliver to the Company any and all of the Confidential Material, not previously delivered to the Company, that may be or at any previous time has been in Employee's possession or under Employee's control.

     B. Employee hereby acknowledges that the sale or unauthorized use or disclosure of any of the Company's Confidential Material by any means whatsoever and any time before, during or after Employee's employment with the Company shall constitute Unfair Competition. Employee agrees that Employee shall not engage in Unfair Competition either during the time employed by the Company or any time thereafter.

X.   RESULTS AND PROCEEDS.
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     Employee acknowledges and agrees that the Company shall own all rights in and to the results and proceeds of Employee's services under this Agreement, including anything which is, in whole or in part, created, developed and/or produced by Employee and which is suggested by Employee or related to Employee's employment under this Agreement. To the fullest extent permitted by law, all work product (including any inventions and works of authorship) created by Employee during the term of this Agreement shall belong to the


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Company and shall, to the fullest extent possible, be considered a work made for hire for the Company. To the extent the Company does not own such work product as a work made for hire, Employee hereby assigns to Company all rights in such work product, including, but not limited to, all patent rights, copyrights, trade secret rights and any other intellectual rights of any kind throughout the world. Such assignment by Employee to Company shall include, but not be limited to, all reproduction rights, distribution rights, public display rights, with no limitation on the use of such rights. Employee agrees to execute all documents reasonably requested by the Company to further evidence the foregoing assignment and to provide all reasonable assistance to the Company in perfecting or protecting the Company's rights in such work product. If Employee is unable or unwilling to assist the Company in perfecting or protecting its legal rights to such work product, Employee designates and appoints the Company as his agent and attorney-in-fact to act for Employee and to take any steps necessary to perfect or protect the Company's legal rights with the same legal force and effect as if done by Employee. This provision does not apply to an invention which qualifies fully under Section 2870 of the California Labor Code.

     Notwithstanding the above, the provisions of this Section X shall be limited and only apply to the "Technology" as defined in the Assignment and Subscription Agreement dated as of September 4, 2000 entered by and between the Company and Employee and the "Basic Technology" as defined in the Revenue Sharing Agreement dated as of even date hereof between the Company and Employee. The Company further acknowledges any reversionary rights that Employee has to the Technology under the Assignment and Subscription Agreement and the Company's Amended and Restated Operating Agreement.

XI.  MISCELLANEOUS.
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     A.   Governing Law.  This Agreement and the rights and obligations of the
          -------------
parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the state of California, without regard to conflicts of laws principles, and of the United States.

     B.   Notices.  Any notice or other communication provided for in this
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Agreement shall be in writing and sent to the address listed under each party's signature hereto or at such other address a party may from time to time in writing designate. Each such notice or other communication shall be effective
(i) if given by telecommunication, when transmitted to the applicable number so specified pursuant to this Section and a confirmation of transmission is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

     C.   Amendments and Waiver.  No amendment, modification, termination or
          ---------------------
waiver of any provision of this Agreement, shall be effective unless the same shall be in writing and signed by the parties. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. Failure by either party, at any time, to require performance by the other party or to claim a breach of any provision of this Agreement shall not be construed as a waiver of any right accruing under this


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Agreement, nor shall it affect any subsequent breach or the effectiveness of this Agreement or any part hereof, or prejudice either party with respect to any subsequent action.

     D.   Severability. If any provision of this Agreement is held invalid or
          ------------
unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect, and if any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances, to the fullest extent permitted by law.

     E.   Integration.  This Agreement, together with any exhibits and schedules
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hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

     G.   Assignment.
          ----------

          1. This Agreement is personal to Employee and shall not, without the prior written consent of the Company, be assignable by Employee.

          2. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and any such successor or assignee shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, "successor" and "assignee" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the stock of the Company or to which the Company assigns this Agreement by operation of law or otherwise.

     H.   Legal Counsel.  Employee and the Company recognize that this is a
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legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

     I.   Construction.  Each party has cooperated in the drafting and
          ------------
preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any party on the basis that the party was the drafter. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

     J.   Headings.  The Article headings in this Agreement are for convenience
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only, and shall not be considered a part of, or affect the interpretation of, any provision of this Agreement.

     K.   Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                            [Signature page follows]


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     In witness whereof, the parties hereto have executed this Agreement as of the date first above written.

BSST, LLC                     DR. LON E. BELL

By ________________________   _________________________
Name:
Title:

Notice Address:               Notice Address:


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